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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 17, 2003
       -------------------------------------------------------------------

                                 EXEGENICS INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     00-26078                   75-2402409
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                                2110 Research Row
                               Dallas, Texas 75235

                         (Address of principal executive
                           offices including zip code)

                                 (214) 358-2000

                         (Registrant's telephone number,
                              including area code)

                                      N.A.
          (Former name or former address, if changed since last report)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 17, 2003 eXegenics Inc. (the "Registrant") was advised by Ernst & Young LLP ("E&Y") that E&Y was resigning as the Registrant's independent auditor. The decision to change independent auditors was not recommended or approved by the Audit Committee (the "Audit Committee") of the Board of Directors of the Registrant. A new independent auditor has not yet been appointed by the Audit Committee.

The reports of E&Y on the financial statements of the Registrant as of and for the fiscal years ended December 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended December 31, 2001 and December 31, 2002, and during the subsequent interim period, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of E&Y, would have caused E&Y to make reference to such disagreements in their reports on the financial statements for such years.

The Registrant has provided E&Y with a copy of the foregoing disclosures. E&Y has furnished the Registrant with a letter addressed to the SEC, which is attached hereto as an exhibit.

In accordance with the requirements of Item 4(b) of Form 8-K, the Registrant will amend this Current Report once the Registrant selects a new independent auditor.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On September 19, 2003, the Registrant issued a press release announcing the resignation of E&Y. A copy of the press release is filed herewith as Exhibit
99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)    Exhibits

       16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated September 19, 2003

       99.1     Press Release of eXegenics Inc., dated September 19, 2003

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      EXEGENICS INC.
                                                      (Registrant)

Dated:   September 19, 2003                       By: /s/ Ronald L. Goode
         ------------------                           --------------------------
                                                      Ronald L. Goode
                                                      Chairman, President and
                                                      Chief Executive Officer

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                                INDEX TO EXHIBITS

         Exhibit
         Number       Description
         -------      -----------
         16.1         Letter from Ernst & Young LLP to the Securities and
                      Exchange Commission dated September 18, 2003

         99.1         Press Release of eXegenics Inc., dated September 18, 2003